UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 23, 2015

Bitcoin Shop, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-55141	26-2477977
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 North Fort Myer Drive, Suite #1105 Arlington, Virginia	22209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 430-6576

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Digital Currency Mining Hardware Purchase

On January 23, 2015, BTCS Digital Manufacturing, a wholly owned subsidiary of Bitcoin Shop, Inc. (the “Company”), purchased one hundred Spondoolies S35 digital currency mining servers from Spondoolies Tech Ltd. (“Spondoolies”) for $223,500 (the “Purchase Price”) pursuant to a purchase order agreement (the “Purchase Agreement”).  $25, 000 of the total Purchase Price was agreed to be paid in the form of 250,000 shares of the Company’s restricted common stock, par value $0.001 per share (the “Common Stock”).

The shares of Common Stock to be issued to Spondoolies have not be registered under the Securities Act of 1933, as amended (the “Securities Act”) and will be issued in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.  Certificates representing these shares will contain a legend stating the above restrictions applicable to such shares.

Share Redemption

On January 26, 2015, the Company entered into a Share Redemption Agreement and Release (the “Redemption Agreement”) with Charles Kiser, its Executive Vice President pursuant to which Mr. Kiser agreed to return an aggregate of 250,000 shares of the Company’s common stock, par value $0.001 per share, held by him to the Company for cancellation in consideration for an aggregate payment of $2,500.

A copy of the Redemption Agreement is filed herewith as Exhibit 10.2.

The foregoing information is a summary of each of the documents and agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those documents and agreements, each of which is attached as an exhibit to this Current Report on Form 8-K.  Readers should review those documents and agreements for a complete understanding of the terms and conditions associated with this transaction.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information set forth in Item 1.01 is incorporated by reference herein.

The transactions did not involve any underwriters, underwriting discounts or commissions, or any public offering.  The issuance of these securities was deemed to be exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or Rule 506 thereunder, as a transaction by an issuer not involving a public offering.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibits are filed with this Report:

Exhibit Number	Description
10.1	Purchase Agreement
10.2	Redemption Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITCOIN SHOP INC.

Dated: January 28, 2015	By:	/s/ Charles W. Allen
Charles W. Allen
Chief Executive Officer